InvestEd Portfolios

Supplement dated October 14, 2016 to the

InvestEd Portfolios Prospectus

dated April 29, 2016

as supplemented September 30, 2016

The following information supplements and supersedes any contrary information in the prospectus:

Effective immediately, all references to Waddell & Reed Advisors Cash Management in the prospectus are changed to Ivy Government Money Market Fund, except as noted below.

Effective immediately, the prospectus is revised as follows:

The following replaces the chart following the second paragraph of the “InvestEd Growth Portfolio — Principal Investment Strategies” section on page 4:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Core Investment Fund	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	60%
Waddell & Reed Advisors Value Fund	0%	40%
Waddell & Reed Advisors Global Growth Fund	0%	30%
Waddell & Reed Advisors Vanguard Fund	0%	30%
Waddell & Reed Advisors New Concepts Fund	0%	25%
Waddell & Reed Advisors Small Cap Fund	0%	20%
Waddell & Reed Advisors Bond Fund	0%	25%
Waddell & Reed Advisors Government Securities Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Ivy International Core Equity Fund	0%	60%
Ivy Limited-Term Bond Fund	0%	35%
Ivy Government Money Market Fund	0%	35%

The following replaces the chart following the second paragraph of the “InvestEd Balanced Portfolio — Principal Investment Strategies” section on page 9:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Dividend Opportunities Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors Global Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%
Ivy International Core Equity Fund	0%	40%
Ivy Limited-Term Bond Fund	0%	60%
Ivy Government Money Market Fund	0%	60%

Supplement	Prospectus	1

The following replaces the chart following the second paragraph of the “InvestEd Conservative Portfolio — Principal Investment Strategies” section on page 14:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	40%
Waddell & Reed Advisors Bond Fund	0%	40%
Waddell & Reed Advisors High Income Fund	0%	20%
Ivy Limited-Term Bond Fund	0%	100%
Ivy Government Money Market Fund	0%	100%

The following replaces the “Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds — Waddell & Reed Advisors Cash Management” section on pages 19-20:

Ivy Government Money Market Fund: The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The Fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities. There is no guarantee, however, that the Fund will achieve its objective. The Fund’s investments in government securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, a dollar-weighted average life of 120 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days. The Fund also may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed-delivery or forward commitment basis.

Ivy Investment Management Company (IICO), the Fund’s investment manager, selects securities for the Fund in compliance with the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). IICO may look at a number of factors in selecting securities for the Fund, including the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). “Government money market funds” are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board may elect in the future to subject the Fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may shorten the average maturity of the Fund’s investments and/or hold cash. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

2	Prospectus	Supplement

Principal Risks. An investment in Ivy Government Money Market Fund is subject to various risks, including the following:

■ Amortized Cost Risk	■ Money Market Fund Regulatory Risk
■ Credit Risk	■ Mortgage-Backed and Asset-Backed Securities Risk
■ Income Risk	■ Reinvestment Risk
■ Interest Rate Risk	■ Repurchase Agreements Risk
■ Management Risk	■ U.S. Government Securities Risk
■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Government Money Market Fund may be subject to other, non-principal risks, including the following:

■ Redemption Risk
■ When-Issued and Delayed-Delivery Transaction Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

The following replaces the “Defining Risks — Money Market Fund Regulatory Risk” section on page 43:

Money Market Fund Regulatory Risk — As a money market fund, Ivy Government Money Market Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. In July 2014, the SEC adopted final rules governing money market funds, which will affect the manner in which money market funds are structured and operated. In accordance with the final rules, the Fund has converted to a “government money market fund.” The precise impact of this conversion on the Fund’s structure and operations and on the money market fund industry in general has not yet been determined, but any related changes to the Fund’s investment strategy and operations and/or any impact on the trading and value of money market instruments may negatively affect the Fund’s expenses, operations, returns and liquidity. The conversion of money market funds to “government money market funds,” in general, could lead to supply issues within the U.S. Treasury securities market as demand increases for U.S. government securities.

The following is inserted immediately following the “Defining Risks — REIT-Related Risk” section on page 45:

Repurchase Agreements Risk — Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income to decline and may impact the Fund’s performance.

The following is inserted immediately following the “Defining Risks — Value Stock Risk” section on page 45:

When-Issued and Delayed-Delivery Transaction Risk — Ivy Government Money Market Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. If the other party to a delayed-delivery transaction fails to deliver to pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The following replaces the “Management Fee — Management Fee — Underlying Funds — Waddell & Reed Advisors Cash Management” section on page 47:

Ivy Government Money Market Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion. This fee is paid to IICO.

The row beginning “Waddell & Reed Advisors Cash Management” is deleted from the “Management of the Portfolios — Management Fee” table on page 47.

The following is inserted as a new row at the end of the “Management of the Portfolios — Management Fee” table on page 48:

Underlying Fund	Fiscal Year End	Net Management Fees Paid
Ivy Government Money Market Fund	March 31, 2016	0.19%	*

*	In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

Supplement	Prospectus	3